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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 11, 2005

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                 1-13605                    36-4193304
-------------------           -------                    ----------
(State or other               (Commission File Number)   (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)

1695 Larkin Avenue, Elgin, Illinois                         60123
-----------------------------------                         -----
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (847) 741-3900
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On February 11, 2005, EFC Bancorp, Inc. announced its financial results for the quarter and year ended December 31, 2004. The press release announcing financial results for the quarter and year ended December 31, 2004 is filed as
Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      Exhibit 99.1   Press Release Dated February 11, 2005.







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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EFC BANCORP, INC.




Date: February 11, 2005             By: /s/ Eric J. Wedeen
                                        ---------------------------------------
                                        Eric J. Wedeen
                                        Chief Financial Officer and
                                        Senior Vice President